Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)	Dec. 31, 2022 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand and petty cash	$ 6,655		$ 6,258
Checking and savings accounts	25,019,390		25,388,395
Time deposits	77,994,948		73,507,742
Repurchase agreements collateralized by government bonds and corporate notes	7,639,059		6,097,831
Total	$ 110,660,052	$ 3,527,576	$ 105,000,226	$ 3,347,154	$ 132,553,615	$ 173,818,777